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                                                                   Exhibit 10.62

February 6, 2001

Mr. Ryuzo Kodama
Managing Director
Head of Americas Division
The Sumitomo Bank, Limited
277 Park Avenue
New York, NY 10172

Dear Mr. Kodama:

      This letter (this "Letter Agreement") sets forth the agreement among The Sumitomo Bank, Limited ("Sumitomo"), Sumitomo Bank Capital Markets, Inc. ("SBCM") and The Goldman Sachs Group, Inc. ("GS Inc.") with respect to certain matters. Reference is made to (i) the Amended and Restated Subscription Agreement, dated as of March 28, 1989 (as amended from time to time, the "Subscription Agreement"), among Sumitomo, SBCM, Goldman, Sachs & Co. ("GS&Co.") and The Goldman Sachs Group, L.P. ("Group LP"), (ii) the Amended and Restated Registration Rights Agreement, dated as of March 28, 1989 (as amended from time to time, the "Registration Rights Agreement"), among Sumitomo, SBCM, GS&Co. and Group LP, (iii) the Letter Agreement, dated March 15, 1999 (as amended from time to time, the "1999 Letter Agreement"), among Sumitomo, SBCM and Group LP, (iv) the Amendment to the Letter Agreement, dated April 30, 1999 (the "1999 Letter Agreement Amendment"), among Sumitomo, SBCM, Group LP, GS Inc. and GS&Co, and
(v) the Amendment to the Letter Agreement, dated August 1, 2000 (the "2000 Letter Agreement Amendment" and, together with the 1999 Letter Agreement and the 1999 Letter Agreement Amendment, the "Letter Agreement"), among Sumitomo, SBCM, GS. Inc. and GS & Co.

      Pursuant to Section 5(b) of the 1999 Letter Agreement, SBCM has made a request of GS Inc. that SBCM be permitted to dispose of shares of common stock, par value $.01 per share (the "Common Stock"), of GS Inc. pursuant to Rule 144 under the Securities Act of 1933, as amended (each, a "Rule 144 Sale"). Accordingly, the parties hereby agree as follows:

            1. Future Disposition of Common Stock by SBCM. The number of shares of Common Stock that SBCM shall have a right to dispose of without the consent of GS Inc. pursuant to Section 5(a)(2) of the Letter Agreement for the twelve-month period commencing May 7, 2001 shall be reduced by the number of shares of Common Stock sold in the Rule 144 Sales.
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The Sumitomo Bank, Ltd.
February 6, 2001
Page 2


            2. Agreements Otherwise Unimpaired. Except as expressly provided in this Letter Agreement, the Subscription Agreement, the Registration Rights Agreement, the Letter Agreement and any other agreements between or among the parties to this Letter Agreement shall not be modified, impaired or affected by the execution and delivery of this Letter Agreement.

            3. Successors and Assigns. This Letter Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

            4. Governing Law. This Letter Agreement is being entered into and is intended to be performed in the State of New York and will be construed and enforced in accordance with and governed by the laws of the State of New York.

            5. Counterparts. This Letter Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.

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            Please indicate your agreement to the terms of this letter by signing in the space provided below.

                        THE GOLDMAN SACHS GROUP, INC.

                        By: /s/ Dan H. Jester
                            ---------------------
                            Name: Dan H. Jester
                            Title: Authorized Person


                        GOLDMAN, SACHS & CO.

                        By: /s/ Dan H. Jester
                            ---------------------
                            Name: Dan H. Jester
                            Title: Authorized Person

Accepted and Agreed to as of the date first above written:

THE SUMITOMO BANK, LIMITED

By: /s/ Ryuzo Kodama
    ----------------------------------------
    Name: Ryuzo Kodama
    Title: Managing Director and Head of the
           Americas Division


SUMITOMO BANK CAPITAL MARKETS, INC.

By: /s/ Naoyuki Kawamoto
    ------------------------
    Name: Naoyuki Kawamoto
    Title: Chairman